                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 33
                          TO THE AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 33 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective July 27, 2016, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

      WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Premium Income Fund to Invesco Multi-Asset Income Fund and Invesco Global Markets Strategy Fund to Invesco Macro Allocation Strategy Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 7, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

   PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
   ---------                                      -------------------------
   Invesco All Cap Market Neutral Fund                Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

   Invesco Balanced-Risk Allocation Fund              Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

   Invesco Balanced-Risk Commodity Strategy Fund      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

   Invesco Greater China Fund                         Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class Y Shares

   Invesco Developing Markets Fund                    Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

   Invesco Emerging Markets Equity Fund               Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
    ---------                                    -------------------------
    Invesco Emerging Markets Flexible Bond Fund   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    Invesco Endeavor Fund                         Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    Invesco Global Infrastructure Fund            Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    Invesco Global Health Care Fund               Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares
                                                  Investor Class Shares

    Invesco Global Market Neutral Fund            Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    Invesco Global Targeted Returns Fund          Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    Invesco International Total Return Fund       Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
    ---------                                     -------------------------
    Invesco Long/Short Equity Fund                    Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco Low Volatility Emerging Markets Fund      Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco Macro Allocation Strategy Fund            Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco Macro International Equity Fund           Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco MLP Fund                                  Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco Macro Long/Short Fund                     Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco Multi-Asset Income Fund                   Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

          PORTFOLIO                        CLASSES OF EACH PORTFOLIO
          ---------                        -------------------------
          Invesco Pacific Growth Fund          Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class Y Shares

          Invesco Select Companies Fund        Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class Y Shares

          Invesco Strategic Income Fund        Class A Shares
                                               Class C Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class Y Shares

          Invesco Unconstrained Bond Fund      Class A Shares
                                               Class C Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class Y Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 34
                          TO THE AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 34 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective December 1, 2016, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

      WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco International Total Return Fund to Invesco World Bond Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 21, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

    PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
    ---------                                      -------------------------

    Invesco All Cap Market Neutral Fund                 Class A Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

    Invesco Balanced-Risk Allocation Fund               Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

    Invesco Balanced-Risk Commodity Strategy Fund       Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

    Invesco Greater China Fund                          Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R5 Shares
                                                        Class Y Shares

    Invesco Developing Markets Fund                     Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

    Invesco Emerging Markets Equity Fund                Class A Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

     PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
     ---------                                    -------------------------

     Invesco Emerging Markets Flexible Bond Fund    Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class Y Shares

     Invesco Endeavor Fund                          Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class Y Shares

     Invesco Global Infrastructure Fund             Class A Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class Y Shares

     Invesco Global Health Care Fund                Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class Y Shares
                                                    Investor Class Shares

     Invesco Global Market Neutral Fund             Class A Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class Y Shares

     Invesco Global Targeted Returns Fund           Class A Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class Y Shares

     Invesco World Bond Fund                        Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R5 Shares
                                                    Class R6 Shares
                                                    Class Y Shares

    PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
    ---------                                     -------------------------
    Invesco Long/Short Equity Fund                     Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco Low Volatility Emerging Markets Fund       Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco Macro Allocation Strategy Fund             Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco Macro International Equity Fund            Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco MLP Fund                                   Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco Macro Long/Short Fund                      Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco Multi-Asset Income Fund                    Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

           PORTFOLIO                        CLASSES OF EACH PORTFOLIO
           ---------                        -------------------------

           Invesco Pacific Growth Fund           Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

           Invesco Select Companies Fund         Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

           Invesco Strategic Income Fund         Class A Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

           Invesco Unconstrained Bond Fund       Class A Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 35
                          TO THE AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 35 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective October 28, 2016, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

      WHEREAS, the Trust desires to amend the Agreement to remove Invesco Unconstrained Bond Fund and Invesco Strategic Income Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 28, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

   PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
   ---------                                      -------------------------
   Invesco All Cap Market Neutral Fund                Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

   Invesco Balanced-Risk Allocation Fund              Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

   Invesco Balanced-Risk Commodity Strategy Fund      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

   Invesco Greater China Fund                         Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class Y Shares

   Invesco Developing Markets Fund                    Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

   Invesco Emerging Markets Equity Fund               Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
    ---------                                    -------------------------
    Invesco Emerging Markets Flexible Bond Fund   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    Invesco Endeavor Fund                         Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    Invesco Global Infrastructure Fund            Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    Invesco Global Health Care Fund               Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares
                                                  Investor Class Shares

    Invesco Global Market Neutral Fund            Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    Invesco Global Targeted Returns Fund          Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    Invesco World Bond Fund                       Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

    PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
    ---------                                     -------------------------
    Invesco Long/Short Equity Fund                    Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco Low Volatility Emerging Markets Fund      Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco Macro Allocation Strategy Fund            Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco Macro International Equity Fund           Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco MLP Fund                                  Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco Macro Long/Short Fund                     Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

    Invesco Multi-Asset Income Fund                   Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

           PORTFOLIO                      CLASSES OF EACH PORTFOLIO
           ---------                      -------------------------
           Invesco Pacific Growth Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares

           Invesco Select Companies Fund      Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares"